UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number   811-22080
                                                     -------------

                     First Trust Active Dividend Income Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             120 East Liberty Drive
                                Wheaton, IL 60187
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                             120 East Liberty Drive
                                Wheaton, IL 60187
         --------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code:  630-765-8000
                                                            --------------

                      Date of fiscal year end:  November 30
                                               -------------

                   Date of reporting period:  November 30, 2008
                                             -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


[LOGO OMITTED]    FIRST TRUST
[GRAPHIC OMITTED]


                                          ANNUAL REPORT

                                          For the Year Ended
                                          November 30, 2008




                                          FIRST TRUST
                                          ACTIVE DIVIDEND
                                          INCOME FUND






[LOGO OMITTED]    AVIANCE
                  CAPITAL MANAGEMENT


Front Cover

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                  First Trust Active Dividend Income Fund (FAV)
                                  Annual Report
                                November 30, 2008

Shareholder Letter                                                   1
At A Glance                                                          2
Portfolio Commentary                                                 3
Portfolio of Investments                                             7
Statement of Assets and Liabilities                                 10
Statement of Operations                                             11
Statements of Changes in Net Assets                                 12
Financial Highlights                                                13
Notes to Financial Statements                                       14
Report of Independent Registered Public Accounting Firm             18
Additional Information                                              19
Board of Trustees and Officers                                      21
Privacy Policy                                                      23


                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Active Dividend Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aviance are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 First Trust Active Dividend Income Fund (FAV)
                                  Annual Report
                                November 30, 2008

Dear Shareholders:

The year ended November 30, 2008 has been challenging for the financial markets and for many investors. Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to offer a wide range of investment products, including our family of closed-end funds, to help financial advisors give you the opportunity to meet your financial objectives. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold contains detailed information about your investment in the First Trust Active Dividend Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date reports about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust Active Dividend Income Fund

First Trust Active Dividend Income Fund
"AT A GLANCE" (Unaudited)
As of November 30, 2008

Fund Statistics
-------------------------------------------------------------------------
Symbol on New York Stock Exchange                                  FAV
Common Share Price                                               $8.03
Common Share Net Asset Value                                    $10.61
Premium (Discount) to NAV                                     (24.32)%
Net Assets Applicable to Common Shares                     $76,456,410
Current Monthly Distribution per Common Share (1)               $0.460
Current Annualized Distribution per Common Share                $1.840
Current Distribution Rate on Closing Common Share Price (2)     22.91%
Current Distribution Rate on NAV (2)                            17.34%
-------------------------------------------------------------------------



Common Share Price & NAV (weekly closing price)
-------------------------------------------------------------------------

[CHART OMITTED]

                       [DATA POINTS REPRESENTED IN CHART]

                                 Common Share Price       NAV
                   11/30/2007           $17.78          $19.05
                   12/28/2007           $16.35          $18.60
                    1/25/2008           $15.59          $16.30
                    2/29/2008           $15.73          $16.76
                    3/28/2008           $15.34          $16.18
                    4/25/2008           $15.37          $17.16
                    5/30/2008           $16.40          $17.68
                    6/27/2008           $15.00          $16.41
                    7/25/2008           $14.44          $15.19
                    8/29/2008           $13.65          $15.16
                    9/26/2008           $12.11          $14.19
                   10/31/2008            $9.33          $10.96
                   11/30/2008            $8.03          $10.61


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                          Average Annual
                                                           Total Return
                                     One Year Ended    Inception (9/20/07)
                                       11/30/08            to 11/30/08
      FUND PERFORMANCE
      NAV (3)                          (34.64)%            (30.11)%
      Market Value (4)                 (47.00)%            (46.74)%

      INDEX PERFORMANCE
      Russell 1000 Value Index         (39.06)%            (35.01)%
      S&P 500 Index                    (38.17)%            (34.32)%
--------------------------------------------------------------------------------


------------------------------------------------------------
                                                 % of Total
Top 10 Holdings                                 Investments
------------------------------------------------------------
 UST, Inc.                                          6.9%
 Annaly Capital Management, Inc.                    5.3
 Embarq Corp.                                       4.7
 Merck & Co., Inc.                                  4.6
 Bank of America Corp.                              3.8
 Coca-Cola (The) Co.                                3.7
 Raymond James Financial, Inc.                      3.7
 Philip Morris International, Inc.                  3.6
 Wal-Mart Stores, Inc.                              3.2
 Dominion Resources, Inc.                           3.2
------------------------------------------------------------
        Total                                      42.7%
                                               =============


------------------------------------------------------------
                                                 % of Total
Sector Allocation                               Investments
------------------------------------------------------------
 Financials                                        29.5%
 Consumer Staples                                  23.4
 Telecommunication Services                        10.5
 Health Care                                       10.2
 Consumer Discretionary                             8.0
 Industrials                                        7.0
 Utilities                                          5.3
 Information Technology                             3.5
 Energy                                             2.6
------------------------------------------------------------
        Total                                     100.0%
                                               =============


(1) Most recent distribution paid or declared through 11/30/08. Subject to change in the future.
(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/08.
(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.
(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY (Unaudited)
--------------------------------------------------------------------------------

                  First Trust Active Dividend Income Fund (FAV)
                                  Annual Report


                                   Sub-Advisor

Aviance Capital Management, LLC, a registered investment advisor, is the Sub-Advisor to the Fund. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios. Aviance was founded, and is currently managed, by its Managing Members: Christian C. Bertelsen; Gary T. Dvorchak, CFA; Michael J. Dixon; and Edward C. Bertelsen. Aviance is responsible for the day-to-day management of the Fund's portfolio utilizing a team led by Christian
C. Bertelsen, Gary T. Dvorchak, and Mark Belanian. The team has approximately six years of experience working together and approximately 66 years of cumulative industry experience.

                            Portfolio Management Team

CHRISTIAN C. BERTELSEN, Chief Investment Officer and Senior Portfolio Manager

Christian C. Bertelsen has over 41 years of investment experience. Since November 2004, he was Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

GARY T. DVORCHAK, CFA, Portfolio Manager - Quantitative Dividend Analyst

Gary T. Dvorchak, CFA, has over 16 years of experience in the institutional investment management business. Before joining Aviance, Mr. Dvorchak founded Channel Island Partners, a hedge fund investment advisor. From January 2004 to October 2005, Channel Island Partners managed the Systematic Income Fund, an income-oriented, dividend capture fund. The fund was closed and the partners moved their assets into Aviance's dividend strategy upon the merger of Channel Island Partners into GFPC. From May 1998 to November 2001, Mr. Dvorchak was a senior portfolio manager at Provident Investment Counsel, a Pasadena-based institutional asset manager with $20 billion of assets under management. Between April 1993 and April 1998, Mr. Dvorchak was a senior analyst and member of the investment committee at Sit Investment Associated, an institutional manager based in Minneapolis. Mr. Dvorchak earned an M.B.A. in 1992 from the Kellogg Graduate School of Management at Northwestern University. He graduated Phi Beta Kappa in 1986 from the University of Iowa and earned the Chartered Financial Analyst designation in 1996.


MARK BELANIAN, Portfolio Analyst

Mark Belanian has over 9 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

                                   Commentary

First Trust Active Dividend Income Fund
The primary investment objective of First Trust Active Dividend Income Fund ("FAV" or the "Fund") is to seek a high level of current income. Its secondary objective is capital appreciation. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend-paying, multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's Sub-Advisor believes offer the potential for attractive income and/or capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.


Market Recap
This section discusses the primary factors that affected FAV's two integrated approaches throughout the twelve months ended November 30, 2008.


The Year of the Credit Crunch
The reporting period was dominated by the meltdown of the financial sector, a historically significant event broadly referred to as the Credit Crisis.

--------------------------------------------------------------------------------
                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
--------------------------------------------------------------------------------


During late 2007 and early 2008, markets recognized the damage massively leveraged, collateralized financial products had wreaked on the balance sheets of financial organizations. Additionally, the fragility of global markets predicated on easy credit and unregulated "hedge fund" style investing became painfully apparent. The problems that initially appeared to be confined to a few companies rapidly spread in depth and breadth.

From mid-2008 on, even companies with exceptionally strong businesses and balance sheets saw their stocks punished: Cummins, Pfizer, Verizon and Intel were notable examples. Suddenly, the market consensus was that the economy was in a deep and protracted recession from which there was no short-term relief. Price-to-earnings and all similar valuations used to assign valuations to profitable businesses were disregarded as managers and investors believed earnings were about to plummet.


View from the Bridge

From Aviance's perspective, the market environment over the last twelve months can be better understood as two separate periods:

THROUGH THE SUMMER, the market trended downwards with two significant, fear-inducing drops. During this period, the market behaved somewhat rationally and broadly as we expected, given Aviance's view of the financial weakness of many sectors and the certainty of recession. The downward trend of financial stocks preceded that of home builders, consumer cyclical and retail stocks as a result of the unwinding of a 25-year debt-heavy spending streak. In this economic environment, it wasn't hard to predict weaker, less-diversified companies would increasingly report lower earnings and guidance.

AFTER SUMMER, prices plummeted and volatility spiked to historically high levels. Equity markets made it difficult to assign a reliable value to any security. Many companies that had escaped earlier downgrades were systematically analyzed for the slightest weakness and penalized when any form of negative data was found.

As a result, desperation seemed to grip investment managers of all sizes as they were confronted with redemptions and margin calls. This may have been a major contributor to the manner in which managers liquidated their best and most liquid performers with scant regard to future portfolio considerations.

In addition, as the market looked ahead and saw a possible deep recession, or depression, earnings expectations were cut and stock prices were "corrected" accordingly. Stocks that survived the first six months unscathed were taken down to the levels of the stocks that had already been punished.


Dividend Payers...

Though financial companies pay strong dividends that typically reflect strong fundamentals and cash flows, the last 12 months have been an exception to this rule. Financials suffered from broad market recognition of their high leverage, shaky collateral and exposure to derivatives, factors which prevented their inclusion in the Fund for much of the reporting period.

Dividend-paying stocks underperformed the S&P 500 Index during the first 6 months of 2008, primarily due to the fact that financial stocks lost value more severely than other sectors.

During July, August and September, dividend-payers staged a comeback versus the S&P 500 Index. From September onwards, dividend-payers dropped in line with this broad index. For example, iShares Dow Jones Select Dividend Index ("DVY," a common proxy for dividend-paying stocks) traded at 62 on September 19, 2008, only 8% off its price on November 30, 2007. Two months later, on November 20, it was trading at 38, a fall of 39%.


....and Dividend Payments

Fortunately, when equity prices fall, yields tend to rise correspondingly. During 2008, the S&P 500 Index saw its yield rise into the 3% range for the first time in over a decade. Moreover, many attractive yields were available within individual companies such as GE at 7.2%; Pfizer at 7.8% and AT&T at 5.6%.1

It was widely reported that companies would start to reduce or eliminate dividend payments; however, this did not happen to a degree that affected the Fund during the period. In the third quarter of 2008, only 138 of 7,000 publicly-traded companies reporting dividend information to Standard & Poor's reduced their dividend. One noteworthy example of a company that did reduce its dividend is Bank of America, which halved its dividend. In spite of the cut, it still had an indicated yield of 7.8% on November 30, 2008.


The Bailout Line Forms

A commentary on the last 12 months would be incomplete without mention of the role played by the U.S. government and the "on-again, off-again," bailout. The last 12 months saw the progressive realization of the depth of the great debt and derivative problem followed by the importance of government intervention.

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                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
--------------------------------------------------------------------------------


The Troubled Asset Relief Program ("TARP") may retrospectively be seen as a turning point for confidence; selected companies were given the support of "the full faith and credit of the U.S. government" and we believe it's tough to bet against the U.S. government!

One of the important roles of government is now to ensure capital markets do not implode and to unfreeze credit markets for businesses and homeowners. We will leave further discussion for the Market Outlook section at the end of this commentary.


Performance Analysis

The net asset value ("NAV") total return2 of the Fund for the twelve months ended November 30, 2008 was -34.64%. Over the same period, the total return of the S&P 500 Index, the Fund's primary benchmark index, was -38.17%, while the Fund's secondary benchmark index, the Russell 1000 Value, returned -39.06%.

The Fund's market value total return3 of the Fund for the twelve months ended November 30, 2008 was -47.00%.


NAV Performance

For the first two quarters of 2008, the Fund outperformed its benchmarks by a healthy margin. We prepared for much of the severity and length of the decline in equity markets through avoidance of companies with deteriorating balance sheets and business prospects for the reasons discussed in the Market Recap above.

We believed a recession of some degree was inevitable and positioned the Fund accordingly, primarily by maintaining an overweight Industrials and underweight Financials allocation.

The industrial stocks we selected were those we felt had the ability to benefit from the rebuilding of the global infrastructure and global economic strength. We stayed underweight in Financials due to our view that balance sheets and the outlook for the sector did not provide a safe place for capital.

From the end of the second quarter of 2008, the performance of the Fund regressed close to the declines experienced by our benchmarks. Sectors and stocks that were held for their strong balance sheets and business models, and which had avoided earlier declines, suffered steep declines.

The Fund's overweight in Industrials hurt its NAV relative to the benchmarks as we underestimated the punishment the market would mete out to what we believed to be stable stocks. Many excellent businesses were priced at levels which suggested break-up value. During the second quarter, we tentatively began investing in selected Financials by buying into those companies receiving TARP funds and where fundamentals had improved to a level at which we could justify investment.


Price Performance

The price of the Fund performed in line with the NAV for the first half of the reporting period, trading at a premium for much of the first quarter. During August 2008, the price began to fall at a greater rate than the NAV and a price discount to NAV continued through period end.


                             Market and Fund Outlook

The Debt and Derivative Unwind

The world seems set for a period of adjustment which Aviance characterizes as the "Great Debt and Derivative Unwind." The unwinding of financial derivatives such as CDOs (Collateralized Debt Obligations) and CDSs (Credit Default Swaps), is taking place at break-neck speed and has resulted in persistent quarterly losses and write-offs in financial and related industries. In our opinion, these complex instruments have expanded too far and exerted too much control over the economy; they needed to be curtailed to some degree.

In the middle of 2008, the debt unwind began in earnest. Many sectors of the economy, companies and individuals have enjoyed easy credit and employed leverage to some degree. The net effect of this has become unsustainable. How many cars are on the road as a result of excessive lending? What percentage of home prices is a result of mortgages which can only be justified by the demand for collateralized debt products? Currently, credit is tighter and therefore many of the debt-financed spending practices must come to an end.


Value Outlook

As a predominantly value-based asset manager, recent stock market declines are in line with Aviance's optimistic mindset related to the long-term prospects for equities. This does not mean we expect a quick end to the current turmoil or a considerable near term rally in prices; however, it increases the probability that a manager with the ability to understand the "real" financial and business value of a company may be rewarded.

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                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
--------------------------------------------------------------------------------


As we look at the market through our "value-tinted" glasses, we see two types of companies: those whose price has temporarily declined and those with permanent impairment.

The stock prices of many companies have suffered excessively from this bear market. In spite of this, their business models and fundamentals remain strong even when a deep recession is factored in. Where we feel current price levels are temporarily low we will look to invest, both to capture dividends with limited downside and then to participate in a capital appreciation rally. On the other hand, we see many companies where their business or financial position has been permanently impaired. These stocks will not return to previous highs and we will guard against the temptation to invest in recovery stories which do not possess solid fundamental reasoning.


Are We at the Bottom?

There is a graveyard full of investment managers who called bottoms; it is not our intention to join them nor to call the bottom. The NAV of the Fund is predicated on selecting stock positions which reflect measurable value to our investors. We feel the market will continue to be weighed down with poor economic news, forcing expectations and forecasts downward for another quarter or two.

The "full faith and credit of the U.S. government" should provide a market floor going forward as the government has demonstrated willingness to intervene when markets drop precipitously. Though the credit market pendulum swung too far to the side of easy credit, the government is showing signs that it will try to stop the pendulum from swinging violently to the side of zero credit.

As value managers we are excited to see deeply discounted stocks together with the government guaranteeing continued operation of certain businesses.

Aviance's ability to perform in-depth analysis of balance sheets and businesses should be rewarded. We look to invest in those companies with sufficient capital and dividend coverage ratios to withstand the recession and avoid those businesses and business models which rely heavily on the availability of debt and leverage with lax standards.


Dividends

Given the expected pressure the recession will impose on earnings, dividend cuts and suspensions may increase, thereby limiting the stocks we can buy for dividend capture. At the time of writing in December 2008, we have not experienced this to a degree which would markedly affect the management of the Fund.

Recent reductions in the Fund's NAV increases the income percentage required to meet the target $0.46 quarterly dividend, even though the yield on many stocks has also increased at similar rates. As the Fund's dividend percentage increases, we must capture more dividends by increasing the rate at which we buy and sell.

Holding stocks for the required time to meet Qualified Dividend Income ("QDI") tax requirements may be a casualty in this situation as we may have to increase the "velocity" of capture and hold stocks for shorter periods. Therefore, for the near term, Aviance does not expect to capture dividends with the same level of QDI that was previously done for the Fund.


-----------------
1  Indicated Yield on November 30, 2008

2 Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

3 Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

First Trust Active Dividend Income Fund
Portfolio of Investments (a)
November 30, 2008



 Shares         Description                                     Value
 --------       ---------------------------------------------   ---------------

 COMMON STOCKS - 82.4%

                AUTO COMPONENTS - 1.9%
    80,000      Johnson Controls, Inc.                          $     1,412,800
                                                                ----------------
                BEVERAGES - 5.6%
    55,000      Coca-Cola (The) Co.                                   2,577,850
    30,000      PepsiCo, Inc.                                         1,701,000
                                                                ----------------
                                                                      4,278,850
                                                                ----------------
                CAPITAL MARKETS - 4.4%
    60,000      Merrill Lynch & Co., Inc.                               793,200
   117,000      Raymond James Financial, Inc.                         2,570,490
                                                                ----------------
                                                                      3,363,690
                                                                ----------------
                COMMERCIAL BANKS - 3.0%
    80,000      Huntington Bancshares, Inc.                             640,000
    60,000      U.S. Bancorp                                          1,618,800
                                                                ----------------
                                                                      2,258,800
                                                                ----------------
                COMMERCIAL SERVICES & SUPPLIES - 1.7%
    45,000      Waste Management, Inc.                                1,314,000
                                                                ----------------
                COMMUNICATIONS EQUIPMENT - 0.7%
    15,000      QUALCOMM, Inc.                                          503,550
                                                                ----------------
                CONSTRUCTION & ENGINEERING - 1.8%
    31,000      Fluor Corp.                                           1,411,740
                                                                ----------------
                DIVERSIFIED FINANCIAL SERVICES - 4.3%
   165,000      Bank of America Corp.                                 2,681,250
     3,000      CME Group, Inc.                                         635,850
                                                                ----------------
                                                                      3,317,100
                                                                ----------------
                DIVERSIFIED TELECOMMUNICATION SERVICEs - 8.4%
    50,000      AT&T, Inc.                                            1,428,000
    15,000      Chunghwa Telecom Co., Ltd. - ADR                        234,600
   100,000      Embarq Corp.                                          3,264,000
    46,000      Verizon Communications, Inc.                          1,501,900
                                                                ----------------
                                                                      6,428,500
                                                                ----------------
                ENERGY EQUIPMENT & SERVICES - 0.6%
    25,000      Halliburton Co.                                         440,000
                                                                ----------------
                FOOD & STAPLES RETAILING - 2.9%
    40,000      Wal-Mart Stores, Inc.                                 2,235,200
                                                                ----------------
                FOOD PRODUCTS - 1.9%
    30,000      Kellogg Co.                                           1,302,900
     5,000      Kraft Foods, Inc., Class A                              136,050
                                                                ----------------
                                                                      1,438,950
                                                                ----------------
                HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
    35,000      Baxter International, Inc.                            1,851,500
    10,000      Datascope Corp.                                         522,100
                                                                ----------------
                                                                      2,373,600
                                                                ----------------
                HOTELS, RESTAURANTS & LEISURE - 1.9%
    25,000      McDonald's Corp.                                      1,468,750
                                                               -----------------

                        See Notes to Financial Statements                 Page 7

First Trust Active Dividend Income Fund
Portfolio of Investments (Continued) (a)
November 30, 2008



 Shares         Description                                     Value
 --------       ---------------------------------------------   ---------------

 COMMON STOCKS - (Continued)

                HOUSEHOLD DURABLES - 1.3%
    50,000      Tupperware Brands Corp.                         $       983,500
                                                                ----------------
                INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.9%
    27,000      Constellation Energy Group, Inc.                        660,690
                                                                ----------------
                INDUSTRIAL CONGLOMERATES - 2.4%
   105,000      General Electric Co.                                  1,802,850
                                                                ----------------
                INSURANCE - 1.2%
    10,000      Aflac, Inc.                                             463,000
    15,000      Cincinnati Financial Corp.                              438,600
                                                                ----------------
                                                                        901,600
                                                                ----------------
                IT SERVICES - 2.1%
    40,000      Automatic Data Processing, Inc.                       1,642,400
                                                                ----------------
                MACHINERY - 0.1%
     3,000      Deere & Co.                                             104,430
                                                                ----------------
                MEDIA - 1.0%
    85,000      Regal Entertainment Group, Class A                      779,450
                                                                ----------------
                MULTI-UTILITIES - 4.0%
    24,000      Ameren Corp.                                            853,920
    60,000      Dominion Resources, Inc.                              2,209,200
                                                                ----------------
                                                                      3,063,120
                                                                ----------------
                OIL, GAS & CONSUMABLE FUELS - 1.8%
   150,000      El Paso Corp.                                         1,108,500
     5,000      Occidental Petroleum Corp.                              270,700
                                                                ----------------
                                                                      1,379,200
                                                                ----------------
                PHARMACEUTICALS - 6.2%
    45,000      Bristol-Myers Squibb Co.                                931,500
    10,000      Johnson & Johnson                                       585,800
   120,000      Merck & Co., Inc.                                     3,206,400
                                                                ----------------
                                                                      4,723,700
                                                                ----------------
                REAL ESTATE INVESTMENT TRUSTS (REITs) - 5.1%
   260,000      Annaly Capital Management, Inc.                       3,736,200
     5,000      Hatteras Financial Corp.                                128,850
                                                                ----------------
                                                                      3,865,050
                                                                ----------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.4%
    15,000      Analog Devices, Inc.                                    256,500
     5,000      Texas Instruments, Inc.                                  77,850
                                                                ----------------
                                                                        334,350
                                                                ----------------
                SPECIALTY RETAIL - 1.2%
    25,000      American Eagle Outfitters, Inc.                         240,000
    30,000      Home Depot (The), Inc.                                  693,300
                                                                ----------------
                                                                        933,300
                                                                ----------------
                TOBACCO - 11.0%
    65,000      Altria Group, Inc.                                    1,045,200
    60,000      Philip Morris International, Inc.                     2,529,600
    70,000      UST, Inc.                                             4,812,500
                                                                ----------------
                                                                      8,387,300
                                                                ----------------

Page 8                  See Notes to Financial Statements

First Trust Active Dividend Income Fund
Portfolio of Investments (Continued) (a)
November 30, 2008



 Shares         Description                                     Value
 --------       ---------------------------------------------   ---------------

 COMMON STOCKS - (Continued)

                TRANSPORTATION INFRASTRUCTURE - 0.3%
    50,000      Macquarie Infrastructure Co., LLC               $       233,000
                                                                ----------------
                WIRELESS TELECOMMUNICATION SERVICES - 1.2%
   120,000      Centennial Communications Corp. (b)                     927,600
                                                                ----------------

                TOTAL COMMON STOCKS - 82.4%                          62,967,070
                (Cost $59,776,940)                              ----------------


 INVESTMENT COMPANIES - 7.3%

                ASSET MANAGEMENT & CUSTODY BANKS
    55,000      iShares FTSE/Xinhua China 25 Index Fund               1,462,450
   230,000      ProShares Ultra Financials                            1,446,700
    15,000      ProShares Ultra Oil & Gas                               490,500
    30,000      ProShares Ultra S&P500                                  796,200
    20,000      ProShares UltraShort Oil & Gas                          608,000
     9,000      ProShares UltraShort S&P500                             799,560
                                                                ----------------
                TOTAL INVESTMENT COMPANIES                            5,603,410
                (Cost $5,629,901)                               ----------------


 SHORT-TERM INVESTMENTS - 1.7%

                ASSET MANAGEMENT & CUSTODY BANKS
 1,281,901      JP Morgan U.S. Government Money Market Fund           1,281,901
                (Cost $1,281,901)                               ----------------

                TOTAL INVESTMENTS - 91.4%                            69,852,381
                (Cost $66,688,742) (c)

                NET OTHER ASSETS AND LIABILITIES - 8.6%               6,604,029
                                                                ----------------
                NET ASSETS - 100.0%                             $    76,456,410
                                                                ================


--------------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b) Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $77,826,590. As of November 30, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,997,682 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,971,891.

ADR - American Depositary Receipt


SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2008 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

          Valuation of Inputs                            Investments
          -------------------------------------------------------------
          Level 1 - Quoted Prices                        $68,570,480
          Level 2 - Other Significant Observable Inputs    1,281,901
          Level 3 - Significant Unobservable Inputs               --
                                                         -----------
          Total                                          $69,852,381
                                                         ===========


                       See Notes to Financial Statements                  Page 9

First Trust Active Dividend Income Fund
Statement of Assets and Liabilities
November 30, 2008


ASSETS:
Investments, at value
    (Cost $66,688,742)                                                                            $ 69,852,381
Receivables:
    Investment securities sold                                                                      29,774,875
    Dividends                                                                                        1,203,254
                                                                                                  --------------
       Total Assets                                                                                100,830,510
                                                                                                  --------------

LIABILITIES:
Payables:
    Investment securities purchased                                                                 24,225,067
    Investment advisory fees                                                                            61,399
    Audit and tax fees                                                                                  30,050
    Administrative fees                                                                                 16,607
    Printing fees                                                                                       11,881
    Trustees' fees and expenses                                                                          8,662
    Custodian fees                                                                                       8,033
    Legal fees                                                                                           7,969
    Transfer agent fees                                                                                  4,432
                                                                                                  --------------
       Total Liabilities                                                                            24,374,100
                                                                                                  --------------
NET ASSETS                                                                                        $ 76,456,410
                                                                                                  ==============

NET ASSETS consist of:
Paid-in capital                                                                                   $137,227,976
Par value                                                                                               72,052
Accumulated net investment income (loss)                                                             1,092,527
Net unrealized appreciation (depreciation) on investments                                            3,163,639
Accumulated net realized gain (loss) on investments                                                (65,099,784)
                                                                                                  --------------
NET ASSETS                                                                                        $ 76,456,410
                                                                                                  ==============

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)                              $      10.61
                                                                                                  =============

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)          7,205,236
                                                                                                  =============


Page 10                See Notes to Financial Statements

First Trust Active Dividend Income Fund
Statement of Operations
For the Year Ended November 30, 2008


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $23,627)                             $  14,306,724
                                                                                  ---------------
    Total investment income                                                          14,306,724
                                                                                  ---------------

EXPENSES:
Investment advisory fees                                                              1,131,407
Administrative fees                                                                      79,988
Excise tax expense                                                                       55,392
Trustees' fees and expenses                                                              40,279
Audit and tax fees                                                                       32,050
Legal fees                                                                               31,628
Custodian fees                                                                           29,504
Printing fees                                                                            19,110
Transfer agent fees                                                                      13,098
Other                                                                                    49,382
                                                                                  ---------------
    Total expenses                                                                    1,481,838
                                                                                  ---------------
NET INVESTMENT INCOME                                                                12,824,886
                                                                                  ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                             (62,037,019)
Net change in unrealized appreciation (depreciation) on investments                   4,507,917
                                                                                  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                             (57,529,102)
                                                                                  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (44,704,216)
                                                                                  ===============


                        See Notes to Financial Statements                Page 11

First Trust Active Dividend Income Fund
Statements of Changes in Net Assets



                                                                                                Year                Period
                                                                                                Ended                Ended
                                                                                              11/30/2008        11/30/2007 (a)
                                                                                           ----------------    ----------------
OPERATIONS:
Net investment income (loss)                                                               $    12,824,886     $     3,512,679
Net realized gain (loss)                                                                       (62,037,019)         (2,386,854)
Net increase from payment from the Sub-Advisor                                                          --               3,067
Net change in unrealized appreciation (depreciation)                                             4,507,917          (1,344,278)
                                                                                           ----------------    ----------------
Net increase (decrease) in net assets resulting from operations                                (44,704,216)           (215,386)
                                                                                           ----------------    ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                          (14,173,245)                 --
Net realized gain                                                                               (1,782,751)                 --
                                                                                           ----------------    ----------------
Total distributions to shareholders                                                            (15,955,996)                 --
                                                                                           ----------------    ----------------

CAPITAL TRANSACTIONS:
Proceeds from sale of Common Shares                                                                     --         137,620,008
Offering costs                                                                                          --            (288,000)
                                                                                           ----------------    ----------------
Net increase (decrease) from capital transactions                                                       --         137,332,008
                                                                                           ----------------    ----------------

Total increase (decrease) in net assets                                                        (60,660,212)        137,116,622

NET ASSETS:
Beginning of period                                                                            137,116,622                  --
                                                                                           ----------------    ----------------
End of period                                                                              $    76,456,410     $   137,116,622
                                                                                           ================    ================
Accumulated net investment income (loss) at end of period                                  $     1,092,527     $     3,512,679
                                                                                           ================    ================

CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period                                                             7,205,236                  --
Common Shares sold                                                                                      --           7,205,236
                                                                                           ----------------    ----------------
Common Shares at end of period                                                                   7,205,236           7,205,236
                                                                                           ================    ================

------------------

(a) Initial seed date of July 19, 2007. The Fund commenced operations on September 20, 2007.


Page 12            See Notes to Financial Statements

First Trust Active Dividend Income Fund
Financial Highlights
For a Common Share outstanding throughout each period


                                                                                       Year                Period
                                                                                       Ended               Ended
                                                                                     11/30/2008         11/30/2007 (a)
                                                                                  ----------------     ----------------
Net asset value, beginning of period                                              $         19.03      $          19.10(b)
                                                                                  ----------------     -----------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (g)                                                             1.78                  0.52
Net realized and unrealized gain (loss)                                                     (7.99)                (0.55)(h)
                                                                                  ----------------     -----------------
Total from investment operations                                                            (6.21)                (0.03)
                                                                                  ----------------     -----------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                                       (1.97)                   --
Net realized gain                                                                           (0.24)                   --
                                                                                  ----------------     -----------------
Total distributions                                                                         (2.21)                   --
                                                                                  ----------------     -----------------
Common Shares offering costs charged to paid-in capital                                        --                 (0.04)
                                                                                  ----------------     -----------------
Net asset value, end of period                                                    $         10.61      $          19.03
                                                                                  ================     =================
Market value, end of period                                                       $          8.03      $          17.78=
                                                                                  ================     ================
TOTAL RETURN BASED ON NET ASSET VALUE (c) (d)                                              (34.64)%               (0.37)%
                                                                                  ================     =================
TOTAL RETURN BASED ON MARKET VALUE (d) (e)                                                 (47.00)%              (11.10)%
                                                                                  ================     =================
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                    $  76,456              $137,117
Ratio of total expenses to average net assets                                                1.31%                 1.44% (f)
Ratio of net investment income to average net assets                                        11.34%                13.87% (f)
Portfolio turnover rate                                                                     1,722%                  178%
------------------------------------------------------------------------

(a) Initial seed date of July 19, 2007. The Fund commenced operations on September 20, 2007.

(b)  Net of sales load of $0.90 per share on initial shares issued.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d)  Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(f)  Annualized.

(g)  Based on average shares outstanding.

(h)  Reimbursement from the Sub-Advisor represents less than $0.01.


                        See Notes to Financial Statements               Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    First Trust Active Dividend Income Fund
                                November 30, 2008


                               1. Fund Description

First Trust Active Dividend Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend-paying, multi-cap equity securities of both U.S. and non-U.S. issuers that Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") believes offer the potential for attractive income and/or capital appreciation. Managed Assets are defined as the value of the securities and other investments the Fund holds plus cash and other assets, including dividends accrued but not yet received, minus accrued liabilities other than the principal amount of any borrowings. There can be no assurance that the Fund's investment objectives will be achieved.


                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of December 1, 2007, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

        o   Level 1 - quoted prices in active markets for identical securities

        o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

        o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of November 30, 2008 is included in the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                    First Trust Active Dividend Income Fund
                                November 30, 2008


B. Securities Transactions and Investment Income:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. Dividends and Distributions to Shareholders:

Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal year ended November 30, 2008, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $1,071,793, a decrease in paid-in capital of $31,980 and an increase to accumulated net realized gain (loss) on investments of $1,103,773. Net assets were not affected by this reclassification.

The tax character of distributions paid during the periods ended November 30, 2008 and 2007 was as follows:

Distributions paid from:                2008            2007
        Ordinary Income            $15,925,846         $  --
        Long-Term Capital Gain          30,150            --

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:
        Undistributed Ordinary Income                  $   1,092,527
        Net Unrealized Appreciation (Depreciation)        (7,974,209)
        Accumulated Capital and Other Losses             (53,961,936)

D. Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2008, the Fund elected to defer capital losses occurring between November 1, 2008 and November 30, 2008 in the amount of $9,874,010.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. At November 30, 2008, the Fund had available realized capital losses of $44,087,926 to offset future net capital gains through the fiscal year 2016.

In June 2006, the FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Fund's current fiscal year. As of November 30, 2008, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

E. Expenses:

The Fund pays all expenses directly related to its operations.

F. Organization and Offering Costs:

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Aviance have paid all organization costs and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's share of Common Share offering costs, $288,000, was recorded as a reduction of the proceeds from the sale of Common Shares during the period ended November 30, 2007.

G. Accounting Pronouncement:

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                                November 30, 2008


gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.


          3. Investment Advisory Fee and Other Affiliated Transactions

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Aviance serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

During the period ended November 30, 2007, the Fund recorded a receivable due from the Sub-Advisor of $3,067 in connection with a trade error.

In accordance with certain fee arrangements, JPMorgan Investor Services Co. serves as the Fund's Administrator and Fund Accountant, JPMorgan Chase Bank, National Association serves as the Custodian and American Stock Transfer & Trust Company serves as the Transfer Agent.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC, Inc., provides certain administrative services to the Fund in connection with the Board's meetings and other related matters.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Chairman of the Audit Committee is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, the Lead Independent Trustee and each Committee chairman will serve two-year terms. The officers and the interested trustee receive no compensation from the Fund for serving in such capacities.


                      4. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the fiscal year ended November 30, 2008, were $1,815,338,399 and $1,824,929,216, respectively.


                               5. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                             6. Risk Considerations

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                                November 30, 2008


and distributions. Security prices can fluctuate for several reasons including the general condition of the equity market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extrememly limited or absent), the Fund may take temporary defensive positions.

In 2008, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The potential impact of the financial crisis on securities markets may prove to be significant and long-lasting and may have a substantial impact on the value of the Fund.

DIVIDEND STRATEGY RISK: The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically not recurring in nature or the frequency may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

QUALIFIED DIVIDEND TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2011, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of First Trust
Active Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of First Trust Active Dividend Income Fund (the "Fund"), including the portfolio of investments, as of November 30, 2008, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period September 20, 2007 (inception) through November 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Active Dividend Income Fund as of November 30, 2008, the results of its operations for the year then ended and changes in its net assets and financial highlights for the year then ended and for the period September 20, 2007 (inception) through November 30, 2007, in conformity with accounting principles generally accepted in the United States of America.


Chicago, Illinois
January 23, 2009

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                          November 30, 2008 (Unaudited)


                           Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

    (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

    (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 659-2649, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a transaction fee of $15.00.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219.


--------------------------------------------------------------------------------

                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------

                    First Trust Active Dividend Income Fund
                         November 30, 2008 (Unaudited)


                               Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


                         NYSE Certification Information

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 14, 2008, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.


                 Submission of Matters to a Vote of Shareholders

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund (formerly known as First Trust/Gallatin Specialty Finance and Financial Opportunities Fund) and First Trust Active Dividend Income Fund and Shareholders of the Preferred Shares of First Trust Tax-Advantaged Preferred Income Fund, was held on April 14, 2008. At the Annual Meeting, Trustee Robert F. Keith was elected for a three-year term. The number of votes cast in favor of Mr. Keith was 7,102,302, the number of votes against was 38,707 and the number of abstentions was 64,277. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the current and continuing Trustees.


                                 Tax Information

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2008, 9.52% qualified for the corporate dividend received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income distributions 17.54% of ordinary income distributions (including short-term capital gains), for the year end November 30, 2008.

For the year ended November 30, 2008, the amount of long-term capital gain distributions designated by the Fund was $30,150, which is taxable at a maximum rate of 15% for federal income tax purposes.

-----------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                          November 30, 2008 (Unaudited)


                                                                                      Number of
                                                                                      Portfolios
                                 Term of                                              in the                   Other
                                 Office                                               First Trust              Trusteeshipss
                                 and Year                                             Fund                     or
Name, Address,                   First                                                Complex                  Directorships
Date of Birth and                Elected or          Principal Occupations            Overseen by              Held by
Position with the Fund           Appointed(2)        During Past 5 Years              Trustee                  Trustee

-----------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

James A. Bowen,(1) Trustee,      o Three Year        President, First Trust           60                       Trustee of
President, Chairman of             Trustee Term      Advisors L.P. and                                         Wheaton
the Board and CEO                  and Indefinite    First Trust Portfolios                                    College
120 E. Liberty Drive,              Officer Term      L.P.; Chairman of the
  Suite 400                                          Board of Directors,
Wheaton, IL 60187                o Since Fund        BondWave LLC (Software
D.O.B.: 09/55                      Inception         Development Company/Broker-
                                                     Dealer/Investment Advisor) and
                                                     Stonebridge Advisors LLC
                                                     (Investment Advisor)

-----------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson,             o Two Year Term     Physician; President,            60                       None
Trustee                                              Wheaton Orthopedics;
c/o First Trust Advisors         o Since Fund        Co-owner and
L.P.                               Inception         Co-Director (January
120 E. Liberty Drive,                                1996 to May 2007),
  Suite 400                                          Sports Med Center for
Wheaton, IL 60187                                    Fitness; Limited
D.O.B.: 04/51                                        Partner, Gundersen
                                                     Real Estate
                                                     Partnership; Limited
                                                     Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee        o Two Year Term     Senior Vice President            60                       Director
c/o First Trust Advisors                             and Chief Financial                                       of ADM Investor
L.P.                             o Since Fund        Officer (May 2007 to                                      Services, Inc.
120 E. Liberty Drive,              Inception         Present), Vice                                            and Director of
  Suite 400                                          President and Chief                                       Archer Financial
Wheaton, IL 60187                                    Financial Officer                                         Services, Inc.
D.O.B.: 11/57                                        (1990 to May 2007),
                                                     ADM Investor Services,
                                                     Inc. (Futures
                                                     Commission Merchant);
                                                     President (May 2005 to
                                                     Present), ADM Derivatives, Inc.;
                                                     Registered Representative (2000
                                                     to Present), Segerdahl
                                                     & Company, Inc., a FINRA member
                                                     (Broker-Dealer)

Robert F. Keith, Trustee         o Three Year Term   President (2003 to               60                       None
c/o First Trust Advisors                             Present),
L.P.                             o Since Fund        Hibs Enterprises
120 E. Liberty Drive,              Inception         (Financial and
  Suite 400                                          Management
Wheaton, IL 60187                                    Consulting); President
D.O.B.: 03/64                                        (2001 to 2003),
                                                     Aramark Management
                                                     Services LP; President
                                                     and Chief Operating
                                                     Officer (1998 to
                                                     2003), ServiceMaster
                                                     Management Services LP

 Niel B. Nielson, Trustee        o Three Year Term   President (June 2002             60                       Director of
c/o First Trust Advisors                             to Present), Covenant                                     Covenant
L.P.                             o Since Fund        College                                                   Transport Inc.
120 E. Liberty Drive,              Inception
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

-------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position of President of First Trust Advisors L.P., investment advisor of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving as trustees until the Fund's 2009 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

-----------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                          November 30, 2008 (Unaudited)


-----------------------------------------------------------------------------------------------------------------------------------
                                                        OFFICERS OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                 Position and             Term of Office
Name, Address                    Offices                  and Length of                 Principal Occupations
and Date of Birth                with Fund                Service(2)                    During Past 5 Years

Mark R. Bradley                  Treasurer,               o Indefinite                  Chief Financial Officer,
120 E. Liberty Drive,            Controller,                term                        First Trust Advisors
  Suite 400                      Chief Financial                                        L.P. and First Trust
Wheaton, IL 60187                Officer and              o Since Fund                  Portfolios L.P.; Chief
D.O.B.: 11/57                    Chief Accounting           Inception                   Financial Officer,
                                 Officer                                                BondWave LLC (Software
                                                                                        Development Company/Broker-Dealer/
                                                                                        Investment Advisor) and Stonebridge
                                                                                        Advisors LLC (Investment Advisor)

James M. Dykas                   Assistant                o Indefinite                  Senior Vice President
120 E. Liberty Drive,            Treasurer                  term                        (April 2007 to Present),
  Suite 400                                                                             Vice President (January
Wheaton, IL 60187                                         o Since Fund                  2005 to April 2007),
D.O.B.: 01/66                                               Inception                   First Trust Advisors L.P. and First
                                                                                        Trust Portfolios L.P.; Executive
                                                                                        Director (December 2002
                                                                                        to January 2005), Vice
                                                                                        President (December 2000
                                                                                        to December 2002), Van Kampen
                                                                                        Asset Management and Morgan
                                                                                        Stanley Investment Management

Christopher R. Fallow            Assistant Vice           o Indefinite                  Assistant Vice President
120 E. Liberty Drive,            President                  term                        (August 2006 to Present),
  Suite 400                                                                             Associate (January 2005 to
Wheaton, IL 60187                                         o Since Fund                  August 2006), First Trust
D.O.B.: 04/79                                               Inception                   Advisors L.P. and First
                                                                                        Trust Portfolios L.P.; Municipal
                                                                                        Bond Trader (July 2001 to January
                                                                                        2005), BondWave LLC (Software
                                                                                        Development Company/Broker-Dealer/
                                                                                        Investment Advisor)

W. Scott Jardine                 Secretary and            o Indefinite                  General Counsel, First
120 E. Liberty Drive,            Chief Compliance           term                        Trust Advisors L.P. and
  Suite 400                      Officer                                                First Trust Portfolios
Wheaton, IL 60187                                         o Since Fund                  L.P.; Secretary,
D.O.B.: 05/60                                               Inception                   BondWave LLC (Software
                                                                                        Development Company/Broker-Dealer/
                                                                                        Investment Advisor) and
                                                                                        Stonebridge Advisors
                                                                                        LLC (Investment Advisor)

Daniel J. Lindquist              Vice President           o Indefinite                  Senior Vice President
120 E. Liberty Drive,                                       term                        (September 2005 to
  Suite 400                                                                             Present), Vice President
Wheaton, IL 60187                                         o Since Fund                  (April 2004 to September 2005),
D.O.B.: 02/70                                               Inception                   First Trust Advisors L.P. and
                                                                                        First Trust Portfolios L.P.;
                                                                                        Chief Operating Officer (January 2004
                                                                                        to April 2004), Mina Capital Management,
                                                                                        LLC; Chief Operating Officer
                                                                                        (April 2000 to January 2004), Samaritan
                                                                                        Asset Management Services, Inc.

Coleen D. Lynch                  Assistant Vice           o Indefinite                  Assistant Vice President
120 E. Liberty Drive,            President                  term                        (January 2008 to Present),
  Suite 400                                                                             First Trust Advisors L.P. and
Wheaton, IL 60187                                         o Since July                  First Trust Portfolios L.P.;
D.O.B.: 07/58                                               2008                        Vice President (May 1998 to January
                                                                                        2008), Van Kampen Asset Management
                                                                                        and Morgan Stanley Investment Management

Kristi A. Maher                  Assistant                o Indefinite                  Deputy General Counsel (May 2007
120 E. Liberty Drive,            Secretary                  term                        to Present), Assistant General
  Suite 400                                                                             Counsel (March 2004 to May 2007),
Wheaton, IL 60187                                         o Since Fund                  First Trust Advisors L.P. and First Trust
D.O.B.: 12/66                                               Inception                   Portfolios L.P.; Associate (December 1995
                                                                                        to March 2004), Chapman and Cutler LLP

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                          November 30, 2008 (Unaudited)


                                 Privacy Policy

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We may collect nonpublic personal information about you from the following sources:

     o Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;

     o  Information about your transactions with us, our affiliates or others;

     o Information we receive from your inquiries by mail, e-mail or telephone; and

     o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

     o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

Confidentiality and Security

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

                      This page left blank intentionally.

                           [BLANK INSIDE BACK COVER]

[LOGO OMITTED]

FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aviance Capital Management, LLC
2080 Ringling Boulevard
Sarasota, FL 34237

CUSTODIAN
JPMorgan Chase Bank, National Association
3 Chase Metrotech Center, 6th Floor
Brooklyn, NY 11245

ADMINISTRATOR & FUND ACCOUNTANT
JPMorgan Investor Services Co.
73 Tremont Street
Boston, MA 02108

TRANSFER AGENT
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


Back Cover

ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

    (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $42,000 from the inception of the registrant on September 20, 2007 through November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

         (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 from the inception of the registrant on September 20, 2007 through November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

             Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $5,000 from the inception of the registrant on September 20, 2007 through November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

         (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 from the inception of the registrant on September 20, 2007 through November 30, 2007 and $4,250 for the fiscal year ended November 30, 2008. These fees were for tax consultation.

             Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 from the inception of the registrant on September 20, 2007 through November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

         (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 from the inception of the registrant on September 20, 2007 through November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

             All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 from the inception of the registrant on September 20, 2007 through November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services described in each of paragraphs (b) through
(d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant from the inception of the registrant on September 20, 2007 through November 30, 2007, were $0 for the registrant and $0 for the registrant's investment adviser, and for the fiscal year ended November 30, 2008, were $4,250 for the registrant and $12,143 for the registrant's investment adviser.

         (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                         AVIANCE CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES

         Aviance Capital Management, LLC. (the "Sub-Adviser") serves as investment adviser providing discretionary investment advisory services for a closed-end investment company (the "Fund"). As part of these services, the Sub-Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Sub-Adviser has adopted the following policies and procedures:

          1. It is the Sub-Adviser's policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

          2. The Sub-Adviser shall be responsible for the oversight of the Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

          3. The Sub-Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Sub-Adviser on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. The Sub-Adviser has adopted these ISS Proxy Voting Guidelines.

          4. The Sub-Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Sub-Adviser may not vote in accordance with the ISS recommendations if the Sub-Adviser believes that the specific ISS recommendation is not in the best interests of the Fund.

          5. If the Sub-Adviser manages the assets or pension fund of a company and any of the Sub-Adviser's clients hold any securities in that company, the Sub-Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Sub-Adviser has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, the Sub-Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

          6. If the Fund requests the Sub-Adviser to follow specific voting guidelines or additional guidelines, the Sub-Adviser shall review the request and follow such guidelines, unless the Sub-Adviser determines that it is unable to follow such guidelines. In such case, the Sub-Adviser shall inform the Fund that it is not able to follow the Fund's request.

         7. The Sub-Adviser may have clients in addition to the Fund which have provided the Sub-Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Sub-Adviser shall follow the same policies and procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Aviance Capital Management, LLC, ("Aviance") a registered investment advisor, is the Sub-Advisor to the Registrant. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios. Aviance was founded, and is currently managed, by its Managing Members: Christian C. Bertelsen; Gary T. Dvorchak, CFA; Michael J. Dixon; and Edward C. Bertelsen. Aviance is responsible for the day-to-day management of the Registrant's portfolio utilizing a team consisting of Christian C. Bertelsen, Gary T. Dvorchak, and Mark Belanian. The team has approximately six years of experience working together and approximately 66 years of cumulative industry experience.

CHRISTIAN C. BERTELSEN, Chief Investment Officer and Senior Portfolio Manager

Christian C. Bertelsen has 41 years of investment experience. Since November 2004, he was Chief Investment Officer at GFPC, the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed The Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

GARY T. DVORCHAK, CFA, Portfolio Manager - Quantitative Dividend Analyst

Gary T. Dvorchak, CFA, has 16 years of experience in the institutional investment management business. Before joining Aviance, Mr. Dvorchak founded Channel Island Partners, a hedge fund investment adviser. From January 2004 to October 2005, Channel Island Partners managed the Systematic Income Fund, an income-oriented, dividend capture fund. The fund was closed and the partners moved their assets into Aviance's dividend strategy upon the merger of Channel Island Partners into GFPC. From May 1998 to November 2001, Mr. Dvorchak was a senior portfolio manager at Provident Investment Counsel, a Pasadena-based institutional asset manager with $20 billion of assets under management. Between April 1993 and April 1998, Mr. Dvorchak was a senior analyst and member of the investment committee at Sit Investment Associates, an institutional manager based in Minneapolis. Mr. Dvorchak earned an M.B.A. in 1992 from the Kellogg Graduate School of Management at Northwestern University. He graduated Phi Beta Kappa in 1986 from the University of Iowa and earned the Chartered Financial Analyst designation in 1996.

MARK BELANIAN, Portfolio Analyst

Mark Belanian has over nine years of investment industry experience. Mr. Belanian joined Global Financial Private Capital/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Chris Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.


OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AS OF NOVEMBER 30, 2008


                                                                                           # of Accounts     Total Assets
                                                                                            Managed for        for which
                                                                Total # of                 which Advisory    Advisory Fee
 Name of Portfolio Manager                                       Accounts       Total     Fee is Based on     is Based on
      or Team Member                 Type of Accounts            Managed       Assets       Performance       Performance
Christian C. Bertelsen        Registered Investment                 0            $0              0                $0
                              Companies:
                              Other Pooled Investment               0            $0              0                $0
                              Vehicles:
                              Other Accounts:                       71       $28 Million         0                $0

Gary T. Dvorchak              Registered Investment                 0            $0              0                $0
                              Companies:
                              Other Pooled Investment               0            $0              0                $0
                              Vehicles:
                              Other Accounts:                       71       $28 Million         0                $0

Mark Belanian                 Registered Investment                 0            $0              0                $0
                              Companies:
                              Other Pooled Investment               0            $0              0                $0
                              Vehicles:
                              Other Accounts:                       71       $28 Million         0                $0


POTENTIAL CONFLICTS OF INTERESTS

Aviance believes there are not any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Registrant's investments.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

The members of the portfolio management team are paid a monthly salary capped at a level which can rise annually with inflation. Additional bonuses are based on the overall profitability of the firm. Aviance employees are offered health/dental insurance through the firm's group policy. The members of the portfolio management team are paid at the annual salary cap amount. At this time, the cash flow of the company does not support the full amount of salaries, therefore, the three members are paid at a discounted level, as cash flow allows.

DISCLOSURE OF SECURITIES OWNERSHIP

         Information provided as of November 30, 2008

                                                  Dollar Range of Registrant
               Name                                Shares Beneficially Owned
               Christian C. Bertelsen                         $0
               Gary T. Dvorchak                               $0
               Mark Belanian                                  $0


(B) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Active Dividend Income Fund
             ------------------------------------------------

By (Signature and Title)* /s/ James A. Bowen
                          -----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 26, 2009
     -----------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James A. Bowen
                          -----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 26, 2009
     -----------------------


By (Signature and Title)* /s/ Mark R. Bradley
                          -----------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date January 26, 2009
     -----------------------



* Print the name and title of each signing officer under his or her signature.